UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2007



                             PYR ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

         MARYLAND                   001-15511                 95-4580642
      ---------------        ------------------------        -------------
      (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)


1675 BROADWAY, SUITE 2450, DENVER, COLORADO              80202
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(Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code    (303) 825-3748
                                                          ----------------------

                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

On June 15, 2007, Samson Acquisition Corp. ("Acquisition Corp."), a wholly owned subsidiary of Samson Investment Company ("Samson") and PYR Energy Corporation (the "Company"), filed with the Maryland State Department of Assessments and Taxation the Articles of Merger by and between Acquisition Corp. and the Company. As a result, Acquisition Corp. was merged with and into the Company, which was the surviving corporation in the merger (the "Merger"), thereby becoming a wholly owned subsidiary of Samson.

The Merger was consummated in accordance with the terms of the Agreement and Plan of Merger dated as of April 23, 2007 ("the Merger Agreement"), by and among the Company, Samson and Acquisition Corp. Pursuant to the Merger Agreement, each share then outstanding (other than shares held by Samson and Acquisition Corp.) was cancelled and converted into the right to receive $1.30 per share in cash, without interest.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 24, 2007 and is incorporated by reference into this Item 5.01.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 15, 2007, Mr. David B. Kilpatrick resigned as a director of the Company's board of directors, and Mr. Jack A. Canon was appointed to the Company's board of directors to fill the vacancy resulting from Mr. Kilpatrick's resignation.

Neither Mr. Canon nor or any of his affiliates (i) has a familial relationship with any directors or executive officers of the Company, or (ii) has been involved in any transactions with the Company or any of its directors, officers or affiliates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Mr. Kilpatrick did not state that his resignation related to any disagreement relating to the Company's operations, policies or practices.

                                      *****









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



                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 19, 2007                          PYR ENERGY CORPORATION



                                       By:   /s/  C. Philip Tholen
                                            ----------------------------------
                                            C. Philip Tholen
                                            Chief Executive Officer, President
                                            and Chief Financial Officer
























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